UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 22, 2006
SPECTRALINK CORPORATION
(Exact name of registrant as specified in charter)
Delaware
(State or other jurisdiction of incorporation or organization)

0-28180 (Commission file number)	84-1141188 (IRS Employer Identification Number)

5755 Central Avenue, Boulder, Colorado (Address of principal executive office)	80301-2848 (Zip code)
303-440-5330
(Registrant’s telephone number)
Not Applicable
(Former name, former address and former fiscal year, if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
SIGNATURES

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 16, 2006, the Board of Directors gave authorization to our management to decide whether to change our fiscal reporting year-end from December 31 to January 31. On May 22, 2006, our management made the decision to change our fiscal year-end from December 31 of each year to January 31 of each year.
We believe that this change in our fiscal year will help align the seasonal patterns of demand in our business with our reporting cycle, and better align the Company’s sales with those of our key customers and vertical markets, notably the retail market and our distribution channels.
We will report information with respect to the one month transition period beginning on January 1, 2007, and ending on January 31, 2007, on our Form 10-K for the year-end December 31, 2006, pursuant to Rule 13a-10. The first changed fiscal year shall be from February 1, 2007, to January 31, 2008.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SPECTRALINK CORPORATION

Date: May 23, 2006
By: /s/ ERNEST J. SAMPIAS
Ernest J. Sampias,
Chief Financial Officer and Principle
Accounting Officer on behalf of the Registrant